Commitments and Contingencies	12 Months Ended
Nov. 30, 2011
Commitments and Contingencies
Commitments and Contingencies

13.   Commitments and Contingencies

        Operating Lease Commitments.    Future minimum lease payments under non-cancelable operating lease agreements as of November 30, 2011 are as follows:

Year Ending November 30,
2012	$6,342
2013	3,262
2014	1,508
2015	1,469
2016	1,355
2017 and thereafter	730

Total minimum payments required	$14,666

        Certain leases require the Company to pay property taxes, insurance and routine maintenance. Rent expense was $8,221, $7,787 and $6,903 for the years ended November 30, 2011, 2010 and 2009, respectively.

        Customer Indemnity.    As an element of standard customer contracts, the Company includes certain clauses that indemnify the customer against liability and damages, including legal defense costs, which might arise from claims of patent, copyright, trademark or trade secret infringement by the products manufactured by the Company.

        Contingencies.    The Company is involved in lawsuits, claims, investigations and proceedings, including patent and commercial matters that arise in the ordinary course of business. There are no such matters pending that the Company expects to be material in relation to its business, consolidated financial position, results of operations or cash flows.

        Product warranty.    The following table provides the changes in the product warranty accrual for the year ended November 30, 2011:

Amount of liability
Balance at November 30, 2008:	$3,954
Accruals for warranties issued during the year	3,210
Settlements made during the year	(3,627)

Balance at November 30, 2009:	$3,537
Accruals for warranties issued during the year	6,055
Settlements made during the year	(4,007)

Balance at November 30, 2010:	$5,585
Accruals for warranties issued during the year	3,780
Settlements made during the year	(4,437)

Balance at November 30, 2011:	$4,928